ESCROW AGREEMENT


This Escrow Agreement is entered into this 7 day of October, 1998, by and between Accord Advanced Technologies, Inc., a Nevada corporation, (the "Company"), Davis, McKee & Forshey, P.C., Attorneys at Law ("Escrow Agent") and Nismic Sales Corp., a New York corporation, ("Investor").

WHEREAS on October 6, 1998, Investor entered into a Subscription Agreement and Investment Representation of Investors ("Subscription Agreement") wherein it agreed to purchase 250,000 shares of common stock of Company represented in the form of certificates ("Certificates") pursuant to Regulation D, Section 504; and

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, together with other valuable consideration for the purchase of the common stock, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Escrow Agent agrees to hold the Certificates representing the 250,000 shares purchased by Investor, at its offices located at 5333 North Seventh Street, Suite A201, Phoenix, Arizona, 85014 until twelve (12) months from the date of issuance of the Certificates, or until it received further written instructions regarding the disposition of the certificates. Any written instructions to Escrow Agent to deliver or transfer the certificates shall not be valid unless it is in writing and signed by an authorized representative of Company and Investor.

         2. Investor agrees to place the Certificates in the custody of the Escrow Agent and further agrees not to sell, make any attempt to sell, or make any representations that said shares can be sold until the Certificates are released to the Investor as provided for in this Agreement.

         3. Upon the expiration of this Agreement Escrow Agent shall deliver the shares to the investor, or its agent as directed by the Investor.

         4. Amendment. This Agreement may be modified or amended only by a written instrument executed by the parties hereto.

         5.Term. This Agreement shall be effective until the expiration of twelve (12) months from the date of issuance of the Certificates unless Company and Investor advise Escrow Agent in writing 30 days prior to the expiration of the Agreement to renew the Agreement.

         6. Modification. If any term or provision contained in this Agreement is hereafter found to be invalid or unenforceable under any rule, law, regulation or order, this
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         Agreement shall be deemed modified accordingly and the remaining terms and provisions of this Agreement shall not be affected thereby and shall continue in full force and effect.

         7. Applicable Law and Venue. This Agreement shall be construed in accordance with the laws of the State of Arizona, and it is stipulated that venue shall be proper in Maricopa County, Arizona.

         8. Survival of Obligations. Except as otherwise provided, any obligations and duties which by their nature extend beyond the expiration or termination of this Agreement shall survive the expiration or termination of this Agreement.

         9. Entire Agreement. This Agreement supersedes all other discussions, representations and agreements, whether written or oral, between Company and Investor relating to its subject matter. This Agreement constitutes and expresses the whole agreement between the parties and there are not other understandings or agreements, written or oral, which modify or purport to modify this Agreement.

         10. Non-Waiver. No delay or failure by either party to exercise any right under this Agreement, and no partial or single exercises of that right, shall constitute a waiver of that or any other right.

         11.Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of each of the parties to this Agreement and their respective successors and assigns.

         12. Severability. In the event any provision of this Agreement shall be deemed to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         13. Assignment. Assignment of this Agreement is prohibited without the express written consent of the parties.

         14. Headings and Titles. Headings and titles are for reference purposes only.

         15. Attorney fees and costs. In the event either party is required to hire an attorney to enforce any provision of this Agreement, the prevailing party shall be entitled to its reasonable attorneys, fees and cost, which shall include the cost and attorney's fees associated with any settlement or arbitration, as well as any formal litigation.
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         IN WITNESS WHEREOF,  this Escrow Agreement was duly executed on the day first written above.

Nismic Sales Corp.                      Accord Advanced Technologies, Inc.


By:  /s/ Signature Illegible            By:  /s/ Travis Wilson
     ---------------------------             -------------------------

Title:  President                            Travis Wilson
                                             Title:  President

Escrow Agent
Davis, McKee & Forshey

By:  /s/ Signature Illegible
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